UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 3)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AQUARON ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Aquaron Acquisition Corp. (“Aquaron,” “Company,” “we,” “us” or “our”) is filing these definitive additional proxy materials to supplement the definitive proxy statement filed by Aquaron with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2025 (the “Definitive Proxy Statement”) for the annual meeting of stockholders of Aquaron scheduled for May 6, 2025 (the “Annual Meeting”). By the redemption deadline for the Annual Meeting, holders of 757,365 of the 805,532 publicly held shares of our common stock had properly elected to redeem their shares for a pro rata portion of the funds in the Company’s trust account. In light of this significant redemption activity, we are 1) postponing the Annual Meeting to Tuesday, May 6, 2025, at 6:00 p.m. Eastern Time and 2) revising the Trust Amendment Proposal by increasing the amount of the proposed monthly extension fee described in the Definitive Proxy Statement from the lesser of $20,000 or $0.033 per public share for each one-month Extension to $0.15 per public share for each one-month Extension. All other information in the Definitive Proxy Statement and Supplement No.1 remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The information set forth herein shall replace the information in supplement No.1 and supplement No.2 to the Definitive Proxy Statement, filed on May 1 and May 2, 2025, respectively. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 3, DATED MAY 5, 2025

(TO THE DEFINITIVE PROXY STATEMENT OF AQUARON DATED APRIL 14, 2025)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement No.3”), supplements, updates and amends the Definitive Proxy Statement . The following supplemental information should be read in conjunction with the Definitive Proxy Statement , which should be read in its entirety.

1.	The third paragraph on the first page of the NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS is hereby amended and restated as follows:

2.	Proposal 2 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 3, 2022 and as amended on June 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension (the “Trust Amendment Proposal”);

2.	The ninth paragraph on the first page of the NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS is hereby amended and restated as follows:

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by Aquaron Investments LLC (the “Sponsor”) or its affiliate or designees is $20,000 per month or $0.025 per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees $0.15 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

3.	The fifth paragraph on the second page of the NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS is hereby amended and restated as follows:

Aquaron Investments LLC or its affiliate or designees (the “Contributors”) have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit to the trust account $0.15 per public share per month to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (each being referred to herein as a “Contribution”). Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

4.	The third paragraph on the first page of the PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS is hereby amended and restated as follows:

2.	Proposal 2 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 3, 2022 and as amended on June 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension (the “Trust Amendment Proposal”).

5.	The eighth paragraph on the first page of the PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS is hereby amended and restated as follows:

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor or its affiliate or designees is $20,000 per month or $0.025 per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees that is $0.15 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

6.	The third paragraph on the second page of the PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS is hereby amended and restated as follows:

Aquaron Investments LLC or its affiliate or designees (the “Contributors”) have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit to the trust account $0.15 per public share per month to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (each being referred to herein as a “Contribution”). Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

7.	The third paragraph of the answer to the question “What is being voted on?” of the QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING is hereby amended and restated as follows:

2.	Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension.

8.	The first paragraph of the answer to the question “What are the purposes of the Extension Amendment and the Trust Amendment and the Proposals?” of the QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING is hereby amended and restated as follows:

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor, its affiliate or designees is $20,000 per month or $0.025 per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees is $0.15 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

9.	The first paragraph of the answer to the question “Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?” of the QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING is hereby amended and restated as follows:

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor or its affiliate or designees is $20,000 per month or $0.025 per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees is $0.15 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

10.	The third paragraph of the answer to the question “If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?” of the QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING is hereby amended and restated as follows:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Contributors have agreed they will contribute to the trust account $0.15 per public share per month for each one-month Extension, up to twelve times till May 6, 2025. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

11.	The third paragraph on the first page of THE ANNUAL MEETING is hereby amended and restated as follows:

2.	Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension.

12.	The second paragraph of subsection “The Extension Amendment” of THE EXTENSION AMENDMENT PROPOSAL is hereby amended and restated as follows:

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor or its affiliate or designees is $20,000 per month or $0.025 per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees is $0.15 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting. The Extension Amendment will provide the Company with additional time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

13.	The fourth paragraph of subsection “The Extension Amendment” of THE EXTENSION AMENDMENT PROPOSAL is hereby amended and restated as follows:

The Contributors have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit to the trust account $0.15 per public share per month for each one-month Extension, up to twelve times till May 6, 2026. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

14.	The Trust Agreement Amendment Proposal on the PROXY CARD is hereby amended and restated as follows:

2. PROPOSAL 2. TERMINATION AMENDMENT — To amend the Investment Management Trust Agreement, dated October 3, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension (the “Trust Amendment Proposal”).

For ☐ Against ☐ Abstain ☐

If you have already submitted a proxy and you would like to change or revoke your vote on any Proposal, please submit your votes before 11:59 pm ET May 1, 2024. In addition, Public Stockholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561 Email: spacredemptions@continentalstock.com. If you have already submitted a proxy and you would like to change or revoke your vote on any Proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement No.3 should be read in conjunction with the Definitive Proxy Statement , which should be read in its entirety. Except as specifically amended by this Supplement No.3, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement No.3, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement No.3. If you have already submitted a proxy voting against Proposal 2 and do not wish to change your vote in respect of any Proposal, you need not take any further action. If you have submitted a proxy in favor of Proposal 2 and wish to vote in favor of Proposal 2, as amended by this Proxy Amendment, or if you wish to change your vote in respect of any Proposal, you may change or revoke your proxy at any time before it is exercised at the Annual Meeting by following the instructions on the proxy card attached hereto (note that attendance at the Annual Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Annual Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated May 5, 2025

PROXY CARD

AQUARON ACQUISITION CORP.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 6, 2025: The Proxy Statement is available at https://www.cleartrustonline.com/aqu

The undersigned hereby appoints Yi Zhou and Qingze Zhao as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Aquaron Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on May 6, 2025 at 6:00 p.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — To amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (the later such date actually extended being referred to as the “Extended Date”) (the “Extension Amendment Proposal”).

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. TERMINATION AMENDMENT — To amend the Investment Management Trust Agreement, dated October 3, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension (the “Trust Amendment Proposal”).

For ☐ Against ☐ Abstain ☐

3.	PROPOSAL 3. DIRECTOR ELECTION — To re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified (the “Director Proposal”).

For ☐ Against ☐ Abstain ☐

4.	PROPOSAL 4. AUDITOR RATIFICATION — To ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (the “Auditor Proposal”).

For ☐ Against ☐ Abstain ☐

5.	PROPOSAL 5. ADJOURNMENT — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:______
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.